Revolving Credit Facility	9 Months Ended
Sep. 30, 2021
Debt Disclosure [Abstract]
Revolving Credit Facility	Revolving Credit Facility
Senior Secured Revolving Credit Facility
On January 12, 2021, the Company executed a credit agreement with JPMorgan Chase Bank, N.A., in the form of a revolving credit facility, that consists of a $45.0 million revolving credit facility and a letter of credit sub-facility with an aggregate limit equal to the lesser of $5.0 million and the aggregate unused amount of the revolving commitments then in effect. The availability of the credit facility is subject to the borrowing base based on an advance rate of 400% multiplied by annualized retention applied to monthly recurring revenue. The credit facility has a maturity of three years and will mature on January 12, 2024.
Borrowings under the credit facility bear interest at the Company’s option at (i) LIBOR, subject to a 0.50% floor, plus a margin, or (ii) the alternate base rate, subject to a 3.25% floor (or 1.50% prior to positive consolidated adjusted earnings before interest, taxes, depreciation, and amortization (“adjusted EBITDA”) for the twelve months most recently ended), plus a margin. For LIBOR borrowings, the applicable rate margin is 2.75% (or 3.50% prior to positive consolidated adjusted EBITDA as of the twelve months most recently ended). For base rate borrowings, the applicable margin is 0.00% (or 2.50% prior to positive consolidated adjusted EBITDA as of the twelve months most recently ended). The Company is also required to pay a 0.25% per annum fee on undrawn amounts under the Company’s revolving credit facility, payable quarterly in arrears.
As of September 30, 2021, the Company has not drawn on this revolving credit facility. For the three and nine months ended September 30, 2021, the Company incurred $28 and $81 in interest expense, respectively, relating to this credit facility.